UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

Semtech Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of principal executive offices)	(Zip Code)

805-498-2111

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On August 12, 2015, John L. Piotrowski USAF (Ret.) notified the Chairman of the Board of Directors of Semtech Corporation (the “Company”) that he will not seek re-election as a director at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) which is expected to be held in June 2016.  Mr. Piotrowski will continue serving as a director until the date of the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 18, 2015	SEMTECH CORPORATION

	By:	/s/ Emeka N. Chukwu
Emeka N. Chukwu
Executive Vice President and Chief Financial Officer

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